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                                                                   EXHIBIT 99.2D

                             [KPMG LLP LETTERHEAD]


                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Minnesota Life Insurance Company and
Policy Owners of Minnesota Life Variable Universal Life Account:

We consent to the use of our reports included herein and to the reference to our Firm under the heading "EXPERTS" in Part I of the Registration Statement.



                                    KPMG LLP


Minneapolis, Minnesota
April 25, 2001